UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2009

LECTEC CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-16159	41-1301878
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1407 South Kings Highway, Texarkana, Texas	75501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 832-0993

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In July 2008, LecTec Corporation (the “Company”) filed a complaint for patent infringement against Endo Pharmaceuticals Inc. (“Endo”), and four other defendants in the U.S. District Court for the Eastern District of Texas. On November 6, 2009, the Company and Endo executed a Term Sheet that set forth the terms of a settlement and license agreement pursuant to which the parties would settle the Company’s claims against Endo that Endo infringed two of the Company’s patents (“Patents–In–Suit”) related to the Company’s medicated patch technology (the “Litigation”). On November 11, 2009, the Company entered into such Settlement and License Agreement (the “Settlement Agreement”) with Endo and issued a press release announcing its entry into the Settlement Agreement. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Pursuant to the Settlement Agreement, Endo will pay the Company a one–time license fee of $23,000,000 and the Company will grant to Endo an exclusive license to the Patents–In–Suit for use in the field of prescription pain medicines and treatment. In addition, under the Settlement Agreement: (a) the parties agreed to the dismissal of the Litigation with prejudice and without costs; (b) the Company agreed to release all claims against Endo that were asserted by or could have been asserted by the Company against Endo in the Litigation or that relate to, arise from or are in any manner connected to the Patents–In–Suit; (c) Endo agreed to release all claims against the Company that were asserted by or could have been asserted by Endo against the Company in the Litigation; (d) the Company agreed not to sue Endo for any infringement of any U.S. or foreign patents or patent applications owned or controlled by the Company as of November 11, 2009 (collectively, the “Patents”), any continuation, continuation–in–part or divisional of any Patent, any U.S. patent resulting from the reissue or reexamination of any of the Patents and any U.S. or foreign patent or patent application claiming common priority with any of the Patents; and (e) the Company agreed not to transfer any Patents–In–Suit or Patent unless the transferee agrees in writing to the terms and conditions of the Settlement Agreement.

The foregoing description of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the Term Sheet, which is attached as Exhibit 10.01 to this Current Report on Form 8–K and is incorporated herein by reference. The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which is attached as Exhibit 10.02 to this Current Report on Form 8–K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

10.01	Term Sheet, dated November 6, 2009, between LecTec Corporation and Endo Pharmaceuticals Inc.

10.02	Settlement and License Agreement, dated November 11, 2009, between LecTec Corporation and Endo Pharmaceuticals Inc.

99.1	Press Release of LecTec Corporation, dated November 11, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECTEC CORPORATION

By:	/s/ Judd A. Berlin
Judd A. Berlin Chief Executive Officer and Chief Financial Officer

Date: November 12, 2009

EXHIBIT INDEX

Exhibit
Number	Description

10.01	Term Sheet, dated November 6, 2009, between LecTec Corporation and Endo Pharmaceuticals Inc.

10.02	Settlement and License Agreement, dated November 11, 2009, between LecTec Corporation and Endo Pharmaceuticals Inc.

99.1	Press Release of LecTec Corporation, dated November 11, 2009.